                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                        Date of Report: December 8, 1998
               Date of Earliest Event Reported: November 23, 1998



                            TELE-COMMUNICATIONS, INC.
             -------------------------------------------------------
             (Exact name of Registrant as specified in its charters)


                                State of Delaware
                 ----------------------------------------------
                 (State or other jurisdiction of incorporation)


        0-20421                                        84-1260157
------------------------                   ------------------------------------
(Commission File Number)                   (I.R.S. Employer Identification No.)


            5619 DTC Parkway
           Englewood, Colorado                           80111
----------------------------------------               ----------
(Address of principal executive offices)               (Zip Code)


       Registrant's telephone number, including area code: (303) 267-5500

Item 5.  Other Events

          Tele-Communications, Inc. ("TCI") held a 30% partnership interest in Sprint Spectrum Holding Company L.P. and MinorCo, L.P. (collectively, "Sprint PCS"), and a 35% interest in PhillieCo, L.P. ("PhillieCo" and, together with Sprint PCS, the "PCS Ventures"). The PCS Ventures provide wireless communications services, using the radio spectrum for broadband personal communications services ("PCS"), to residential and business customers nationwide, using the "Sprint" brand. The partners of Sprint PCS are subsidiaries of Sprint Corporation ("Sprint"), Comcast Corporation ("Comcast"), Cox Communications, Inc. ("Cox") and TCI. The partners of PhillieCo are subsidiaries of Sprint, Cox and TCI.

          On November 23, 1998, TCI, Comcast, and Cox exchanged their respective interests in Sprint PCS and PhillieCo (the "Exchange") for shares of a new class of tracking stock of Sprint (the "Sprint PCS Group Stock") which tracks the performance of Sprint's newly created PCS Group (consisting initially of the PCS Ventures and certain PCS licenses which were separately owned by Sprint). The Sprint PCS Group Stock collectively represents an approximate 17% voting interest in Sprint. As a result of the Exchange, TCI holds shares of Sprint PCS Group Stock (as well as certain additional securities of Sprint exercisable for or convertible into such securities) representing approximately 24% of the equity value of Sprint attributable to its PCS Group and less than 1% of the voting interest in Sprint. TCI accounted for its interest in the PCS Ventures using the equity method of accounting, however, as a result of the Exchange and TCI's less than 1% voting interest in Sprint, TCI no longer exercises significant influence with respect to its investment in the PCS Ventures. Accordingly, TCI will account for its investment in the Sprint PCS Group Stock as an available-for-sale security.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

(b)   Pro Forma Financial Information

      Tele-Communications, Inc. and Subsidiaries:
          Condensed Pro Forma Balance Sheet,
             September 30, 1998 (unaudited)
          Condensed Pro Forma Statement of Operations,
             Nine months ended September 30, 1998 (unaudited)
          Condensed Pro Forma Statement of Operations,
             Year ended December 31, 1997 (unaudited)

      TCI Group:
          Condensed Pro Forma Statement of Operations,
             Nine months ended September 30, 1998 (unaudited)
          Condensed Pro Forma Statement of Operations,
             Year ended December 31, 1997 (unaudited)

      TCI Ventures Group:
          Condensed Pro Forma Balance Sheet,
             September 30, 1998 (unaudited)
          Condensed Pro Forma Statement of Operations,
             Nine months ended September 30, 1998 (unaudited)
          Condensed Pro Forma Statement of Operations,
             Year ended December 31, 1997 (unaudited)

      Tele-Communications, Inc. and Subsidiaries:
          Notes to Condensed Pro Forma Financial Statements,
             September 30, 1998 (unaudited)

                                   SIGNATURES


          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Date:  December 8, 1998



                                  TELE-COMMUNICATIONS, INC.
                                  (Registrant)



                                  By: /s/ Stephen M. Brett
                                      ----------------------------------------
                                      Stephen M. Brett
                                        Executive Vice President

                   TELE-COMMUNICATIONS, INC. AND SUBSIDIARIES

                    Condensed Pro Forma Financial Statements

                               September 30, 1998
                                   (unaudited)



          The following unaudited condensed pro forma balance sheets of TCI and TCI Ventures Group, dated as of September 30, 1998, assume that the Exchange (see note 1) had occurred as of such date.

          The following unaudited condensed pro forma statements of operations of TCI for the nine months ended September 30, 1998 and the year ended December 31, 1997 assume that the Exchange and the Cablevision Transaction (see note 2) had occurred as of January 1, 1997. The following unaudited condensed pro forma statements of operations of TCI Group for the nine months ended September 30, 1998 and the year ended December 31, 1997 assume that the Cablevision Transaction had occurred as of January 1, 1997. The following unaudited condensed pro forma statements of operations of TCI Ventures Group for the nine months ended September 30, 1998 and the year ended December 31, 1997 assume that the Exchange had occurred as of January 1, 1997.

          The unaudited pro forma results do not purport to be indicative of the results of operations that would have been obtained if the Exchange and the Cablevision Transaction had occurred as of January 1, 1997. These condensed pro forma financial statements of TCI, TCI Group and TCI Ventures Group should be read in conjunction with the historical financial statements and the related notes thereto of TCI, TCI Group and TCI Ventures Group.

                   TELE-COMMUNICATIONS, INC. AND SUBSIDIARIES

                        Condensed Pro Forma Balance Sheet
                                   (unaudited)

                                                                                          September 30, 1998
                                                                             ---------------------------------------------
                                                                                               Exchange
                                                                                TCI            pro forma            TCI
                                                                             historical      adjustments(1)      pro forma
                                                                             ----------      --------------      ---------
                                                                                          amounts in millions
Assets
------
Cash, receivables and other
     current assets                                                          $    1,595                --            1,595

Investments in affiliates accounted for under the equity
     method and related receivables                                               4,547                (258)(3)      4,289

Investments in Time Warner, Inc. and AT&T Corp.                                   7,765                --            7,765

Investment in Sprint PCS Group                                                     --                 1,783 (4)      1,783

Property and equipment, net of
     accumulated depreciation                                                     6,992                --            6,992

Franchise costs, intangibles and
     other assets, net of amortization                                           15,466                --           15,466
                                                                             ----------      --------------     ----------
                                                                             $   36,365               1,525         37,890
                                                                             ==========      ==============     ==========
Liabilities and Stockholders' Equity
------------------------------------

Payables and accruals                                                        $    1,741                --            1,741

Debt                                                                             14,895                --           14,895

Deferred income taxes                                                             7,871                 592 (5)      8,463

Other liabilities                                                                 1,369                --            1,369
                                                                             ----------      --------------     ----------
      Total liabilities                                                          25,876                 592         26,468
                                                                             ----------      --------------     ----------
Minority interests                                                                1,428                --            1,428

Redeemable securities                                                               327                --              327

Company-obligated mandatorily redeemable preferred securities of subsidiary trusts holding solely subordinated debt
   securities of TCI Communications, Inc.                                         1,500                --            1,500

Stockholders' equity:
   TCI Group Series A common stock                                                  610                --              610
   TCI Group Series B common stock                                                   74                --               74
   Liberty Media Group Series A
      common stock                                                                  358                --              358
   Liberty Media Group Series B
      common stock                                                                   35                --               35
   TCI Ventures Group Series A common
      stock                                                                         377                --              377
   TCI Ventures Group Series B common
      stock                                                                          46                --               46
   Additional paid-in capital                                                     5,275                --            5,275
   Accumulated other comprehensive earnings                                       1,715                --            1,715
   Retained earnings                                                                490                 933 (5)      1,423
   Treasury stock                                                                (1,746)               --           (1,746)
                                                                             ----------      --------------     ----------
                                                                                  7,234                 933          8,167
                                                                             ----------      --------------     ----------
                                                                             $   36,365               1,525         37,890
                                                                             ==========      ==============     ==========

See accompanying notes to unaudited condensed pro forma financial statements.

                   TELE-COMMUNICATIONS, INC. AND SUBSIDIARIES

                   Condensed Pro Forma Statement of Operations
                                   (unaudited)


                                                                              Nine months ended September 30, 1998
                                                       --------------------------------------------------------------------------

                                                                      Cablevision Transaction (2)
                                                                    -----------------------------
                                                                    Contribution of                      Exchange         TCI
                                                           TCI       NJ/NY Systems     Pro forma        pro forma         pro
                                                       historical      To New CSC     adjustments     adjustments(1)     forma
                                                       ----------   ---------------   -----------     --------------    -------
                                                                                  amounts in millions,
                                                                                except per share amounts

Revenue                                                $    5,510               (80)          --                 --        5,430

Operating, selling, general and administrative
   expenses, Year 2000 costs, AT&T merger costs,
   stock compensation and cost of distribution
   agreements                                              (3,981)               43           --                 --       (3,938)

Depreciation and amortization                              (1,250)               14           --                 --       (1,236)
                                                       ----------   ---------------    -----------     --------------    -------
        Operating income                                      279               (23)          --                 --          256

Interest expense                                             (808)                7           --                 --         (801)

Share of losses of affiliates, net                           (986)             --              (41)(6)            510 (7)   (517)

Other income, net                                           3,953              --             --                 --        3,953
                                                       ----------   ---------------    -----------     --------------    -------
        Earnings before income taxes                        2,438               (16)           (41)               510      2,891

Income tax expense                                         (1,068)                4             16 (8)           (198)(8) (1,246)
                                                       ----------   ---------------    -----------     --------------    -------
        Net earnings                                        1,370               (12)           (25)               312      1,645

Dividend requirements on preferred stocks                     (18)             --             --                 --          (18)
                                                       ----------   ---------------    -----------     --------------    -------
        Net earnings attributable to common
           stockholders                                $    1,352               (12)           (25)               312      1,627
                                                       ==========   ===============    ===========     ==============    =======
Net earnings attributable to common stockholders:
        TCI Group Series A and Series B common stock   $      130               (12)           (25)              --           93

        Liberty Media Group Series A and Series B
            common stock                                      227              --             --                 --          227

        TCI Ventures Group Series A and Series B
            common stock                                      995              --             --                  312      1,307
                                                       ----------   ---------------    -----------     --------------    -------
                                                       $    1,352               (12)           (25)               312      1,627
                                                       ==========   ===============    ===========     ==============    =======
Basic earnings attributable to common stockholders
   per common share:
        TCI Group Series A and Series B common stock   $      .25                                                        $   .18(9)
                                                       ==========                                                        =======
        Liberty Media Group Series A and Series B
            common stock                               $      .64                                                        $   .64
                                                       ==========                                                        =======
        TCI Ventures Group Series A and Series B
            common stock                               $     2.36                                                        $  3.10(10)
                                                       ==========                                                        =======
Diluted earnings attributable to common stockholders
   per common and potential common share:
        TCI Group Series A and Series B common stock   $      .22                                                        $   .16(9)
                                                       ==========                                                        =======
        Liberty Media Group Series A and Series B
            common stock                               $      .58                                                        $   .58
                                                       ==========                                                        =======
        TCI Ventures Group Series A and Series B
            common stock                               $     2.20                                                        $  2.90(10)
                                                       ==========                                                        =======


See accompanying notes to unaudited condensed pro forma financial statements.

                   TELE-COMMUNICATIONS, INC. AND SUBSIDIARIES

              Condensed Pro Forma Combined Statement of Operations
                                   (unaudited)


                                                                             Year ended December 31, 1997
                                                    --------------------------------------------------------------------------
                                                                    Cablevision Transaction(2)
                                                                 --------------------------------
                                                                  Contribution of
                                                                      NJ/NY                           Exchange
                                                        TCI        Systems to         Pro forma       pro forma         TCI
                                                    historical       New CSC         adjustments    adjustments(1)   pro forma
                                                    ----------   ---------------   --------------   --------------   ---------
                                                                                amounts in millions,
                                                                              except per share amounts
Revenue                                             $    7,570           (428)             --                --        7,142

Operating, cost of sales, selling, general
     and administrative expenses, stock
     compensation, cost of distribution
     agreement, impairment of intangible
     assets and restructuring charges                   (5,271)           231              --                --       (5,040)

Depreciation and amortization                           (1,614)            75              --                --       (1,539)
                                                    ----------      ---------       -----------       -----------    -------
         Operating income                                  685           (122)             --                --          563

Interest expense                                        (1,160)            39              --                --       (1,121)

Share of losses of affiliates, net                        (930)          --                (182)(6)           493 (7)   (619)

Other income, net                                          545              1              --                --          546
                                                    ----------      ---------       -----------       -----------    -------
         Loss before income taxes                         (860)           (82)             (182)              493       (631)

Income tax benefit                                         234             20                71 (8)          (191)(8)    134
                                                    ----------      ---------       -----------       -----------    -------
         Net loss                                         (626)           (62)             (111)              302       (497)

Dividend requirements on preferred stocks                  (42)          --                --                --          (42)
                                                    ----------      ---------       -----------       -----------    -------
         Net loss attributable to common
            stockholders                            $     (668)           (62)             (111)              302       (539)
                                                    ==========      =========       ===========       ===========    =======
Net earnings (loss) attributable to common
     stockholders:
         TCI Group Series A and Series B
            common stock                            $     (537)           (62)             (111)              159 (11)  (551)

         Liberty Media Group Series A and
            Series B common stock                          125           --                --                --          125

         TCI Ventures Group Series A and
            Series B common stock                         (256)          --                --                 143 (11)  (113)
                                                    ----------      ---------       -----------       -----------    -------
                                                    $     (668)           (62)             (111)              302       (539)
                                                    ==========      =========       ===========       ===========    =======
Basic earnings (loss) attributable to common
     shareholders per common share:
         TCI Group Series A and Series B
             common stock                           $     (.85)                                                      $  (.87)(9)
                                                    ==========                                                       =======
         Liberty Media Group Series A and
             Series B common stock                  $      .34                                                       $   .34
                                                    ==========                                                       =======
         TCI Ventures Group Series A and
             Series B common stock                  $     (.62)                                                      $  (.28)(10)
                                                    ==========                                                       =======
Diluted earnings (loss) attributable to
     common stockholders per common and
     potential common share:
         TCI Group Series A and Series B
             common stock                           $     (.85)                                                      $  (.87)(9)
                                                    ==========                                                       =======
         Liberty Media Group Series A and
             Series B common stock                  $      .31                                                       $   .31
                                                    ==========                                                       =======
         TCI Ventures Group Series A and Series B
             common stock                           $     (.62)                                                      $  (.28)(10)
                                                    ==========                                                       =======

See accompanying notes to unaudited condensed pro forma financial statements.

                                    TCI GROUP

                   Condensed Pro Forma Statement of Operations
                                   (unaudited)


                                                                      Nine months ended September 30, 1998
                                                 ------------------------------------------------------------------------------
                                                                           Cablevision Transaction (2)
                                                                      -----------------------------------

                                                                      Contribution                                     TCI
                                                     TCI                of NJ/NY                                      Group
                                                    Group              Systems to              Pro forma               pro
                                                 historical              New CSC              adjustments             forma
                                                 -----------          -------------           -----------         -------------
                                                                               amounts in millions,
                                                                            except per share amounts

Revenue                                          $     4,560                    (80)                  --                 4,480

Operating, selling, general and
   administrative expenses, Year 2000
   costs, AT&T merger costs and stock
   compensation                                       (2,847)                    43                   --                (2,804)

Depreciation and amortization                         (1,111)                    14                   --                (1,097)
                                                 -----------          -------------            -----------         -----------
      Operating income                                   602                    (23)                  --                   579

Interest expense                                        (736)                     7                   --                  (729)

Share of losses of affiliates, net                      (126)                    --                    (41)(6)            (167)

Other income, net                                        647                     --                   --                   647
                                                 -----------          -------------            -----------         -----------
        Earnings before income taxes                     387                    (16)                   (41)                330

Income tax expense                                      (239)                     4                     16(8)             (219)
                                                 -----------          -------------            -----------         -----------

         Net earnings                                    148                    (12)                   (25)                111

Dividend requirements on preferred
   stocks                                                (18)                    --                   --                   (18)
                                                 -----------          -------------            -----------         -----------
        Earnings attributable to common
            stockholders                         $       130                    (12)                   (25)                 93
                                                 ===========          =============            ===========         ===========
Basic earnings attributable to TCI Group
     Series A and Series B common stockholders
     per common share                            $       .25                                                       $       .18(9)
                                                 ===========                                                       ===========
Diluted earnings attributable to TCI Group
     Series A and Series B common stockholders
     per common and dilutive common share        $       .22                                                       $       .16(9)
                                                 ===========                                                       ===========


See accompanying notes to unaudited condensed pro forma financial statements.

                                    TCI GROUP

                   Condensed Pro Forma Statement of Operations
                                   (unaudited)


                                                                              Year ended December 31, 1997
                                                             -----------------------------------------------------------

                                                                              Cablevision Transaction (2)
                                                                             ------------------------------
                                                                             Contribution                          TCI
                                                                 TCI           of NJ/NY                           Group
                                                                Group         Systems to        Pro forma          pro
                                                             historical         New CSC        adjustments        forma
                                                             ----------      ------------      ------------      -------
                                                                                   amounts in millions,
                                                                                 except per share amounts
Revenue                                                      $    6,429              (428)             --          6,001

Operating, selling, general and administrative expenses,
     stock compensation and restructuring charges                (3,855)              231              --         (3,624)

Depreciation and amortization                                    (1,427)               75              --         (1,352)
                                                             ----------      ------------      ------------      -------
      Operating income                                            1,147              (122)             --          1,025

Interest expense                                                 (1,105)               39              --         (1,066)

Share of losses of affiliates, net                                  (90)             --                (182)(6)     (272)

Other expense, net                                                 (206)                1              --           (205)
                                                             ----------      ------------      ------------      -------
        Loss before income taxes                                   (254)              (82)             (182)        (518)

Income tax benefit                                                  104                20                71 (8)      195
                                                             ----------      ------------      ------------      -------
        Net loss before loss of TCI Ventures Group                 (150)              (62)             (111)        (323)

Loss of TCI Ventures Group through the date of the TCI
     Ventures Exchange                                             (345)             --                 159 (11)    (186)
                                                             ----------      ------------      ------------      -------
        Net loss                                                   (495)              (62)               48         (509)

Dividend requirements on preferred
   stocks                                                           (42)             --                --            (42)
                                                             ----------      ------------      ------------      -------
        Net loss attributable to common stockholders         $     (537)              (62)               48         (551)
                                                             ==========      ============      ============      =======

Basic and diluted loss attributable to TCI Group Series A
     and Series B common shareholders per common share       $     (.85)                                         $  (.87)(9)
                                                             ==========                                          =======


See accompanying notes to unaudited condensed pro forma financial statements.

                               TCI VENTURES GROUP

                        Condensed Pro Forma Balance Sheet
                                   (unaudited)


                                                                      September 30, 1998
                                                         ---------------------------------------------

                                                            TCI                                 TCI
                                                          Ventures         Exchange           Ventures
                                                           Group           pro forma           Group
                                                         historical      adjustments(1)      pro forma
                                                         ----------      --------------      ---------
Assets                                                                amounts in millions
------
Cash, receivables and other
     current assets                                      $      459                --             459

Investments in affiliates accounted for under the
     equity method and related receivables                    1,520                (258)(3)     1,262

Investment in AT&T Corp.                                      2,744                --           2,744

Investment in Sprint PCS Group                                 --                 1,783 (4)     1,783

Property and equipment, net of
     accumulated depreciation                                   540                --             540

Franchise costs, intangibles and
     other assets, net of amortization                        1,332                --           1,332
                                                         ----------      --------------      --------
                                                         $    6,595               1,525         8,120
                                                         ==========      ==============      ========
Liabilities and Combined Equity
-------------------------------

Payables and accruals                                    $      623                --             623

Debt                                                          1,204                --           1,204

Deferred income taxes                                           771                 592 (5)     1,363

Other liabilities                                                23                --              23
                                                         ----------      --------------      --------
      Total liabilities                                       2,621                 592         3,213
                                                         ----------      --------------      --------

Minority interests                                              483                --             483

Obligation to redeem TCI Ventures Group Stock                     3                --               3

Combined equity:
   Combined equity                                            3,424                 933 (5)     4,357
   Accumulated other comprehensive earnings                      44                --              44
   Due to related parties                                        20                --              20
                                                         ----------      --------------      --------
                                                              3,488                 933         4,421
                                                         ----------      --------------      --------
                                                         $    6,595               1,525         8,120
                                                         ==========      ==============      ========


See accompanying notes to unaudited condensed pro forma financial statements.

                               TCI VENTURES GROUP

                   Condensed Pro Forma Statement of Operations
                                   (unaudited)


                                                                                 Nine months ended September 30, 1998
                                                                           ------------------------------------------------

                                                                               TCI                                  TCI
                                                                             Ventures          Exchange           Ventures
                                                                              Group            pro forma           Group
                                                                            historical       adjustments(1)      Pro forma
                                                                           ------------      --------------      ----------
                                                                                          amounts in millions,
                                                                                        except per share amounts

Revenue                                                                    $        685                --               685

Operating, selling, general and administrative expenses,
      Year 2000 costs, AT&T merger costs, stock compensation
      and cost of distribution agreements                                          (802)               --              (802)

Depreciation and amortization                                                      (109)               --              (109)
                                                                           ------------      --------------      ----------
        Operating loss                                                             (226)               --              (226)

Interest expense                                                                    (38)               --               (38)

Share of losses of affiliates, net                                                 (740)                510(7)         (230)

Other income, net                                                                 2,710                --             2,710
                                                                           ------------      --------------      ----------
        Earnings before income taxes                                              1,706                 510           2,216

Income tax expense                                                                 (711)               (198)(8)        (909)
                                                                           ------------      --------------      ----------
        Net earnings                                                       $        995                 312           1,307
                                                                           ============      ==============      ==========
Basic earnings attributable to common stockholders per
   common share                                                            $       2.36                          $     3.10 (10)
                                                                           ============                          ==========
Diluted earnings attributable to common stockholders per common and potential common share
                                                                           $       2.20                          $     2.90 (10)
                                                                           ============                          ==========


See accompanying notes to unaudited condensed pro forma financial statements.

                               TCI VENTURES GROUP

                   Condensed Pro Forma Statement of Operations
                                   (unaudited)


                                                                                       Year ended December 31, 1997
                                                                           -------------------------------------------------

                                                                              TCI                                     TCI
                                                                            Ventures          Exchange              Ventures
                                                                             Group           pro forma               Group
                                                                           historical      adjustments(1)          pro forma
                                                                           ----------      --------------          ---------
                                                                                        amounts in millions,
                                                                                      except per share amounts

Revenue                                                                    $      969              --                 969

Operating, selling, general and administrative expenses,
     stock compensation, cost of distribution agreement
     and impairment of intangible assets                                       (1,144)             --              (1,144)

Depreciation and amortization                                                    (175)             --                (175)
                                                                           ----------       -----------          --------
            Operating loss                                                       (350)             --                (350)

Interest expense                                                                  (54)             --                 (54)

Share of losses of affiliates, net                                               (819)              493(7)           (326)

Other income, net                                                                 400              --                 400
                                                                           ----------       -----------          --------
         Loss before income taxes                                                (823)              493              (330)

Income tax benefit                                                                223              (191)(8)            32
                                                                           ----------       -----------          --------
         Net loss                                                          $     (600)              302              (298)
                                                                           ==========       ===========          ========
Basic and diluted loss attributable to common shareholders
     per common share                                                      $     (.62)                           $   (.28)(10)
                                                                           ==========                            ========


See accompanying notes to unaudited condensed pro forma financial statements.

                   TELE-COMMUNICATIONS, INC. AND SUBSIDIARIES

                Notes to Condensed Pro Forma Financial Statements

                               September 30, 1998
                                   (unaudited)


(1) Tele-Communications, Inc. ("TCI") held a 30% partnership interest in Sprint Spectrum Holding Company L.P. and MinorCo, L.P. (collectively, "Sprint PCS") and a 35% interest in PhillieCo, L.P. ("PhillieCo" and, together with Sprint PCS, the "PCS Ventures"). The PCS Ventures provide wireless communications services, using the radio spectrum for broadband personal communications services ("PCS"), to residential and business customers nationwide, using the "Sprint" brand. The partners of Sprint PCS are subsidiaries of Sprint Corporation ("Sprint"), Comcast Corporation ("Comcast"), Cox Communications, Inc. ("Cox") and TCI. The partners of PhillieCo are subsidiaries of Sprint, Cox and TCI.

          On November 23, 1998, TCI, Comcast, and Cox exchanged their respective interests in Sprint PCS and PhillieCo (the "Exchange") for shares of a new class of tracking stock of Sprint (the "Sprint PCS Group Stock") which tracks the performance of Sprint's newly created PCS Group (consisting initially of the PCS Ventures and certain PCS licenses which were separately owned by Sprint). The Sprint PCS Group Stock collectively represents an approximate 17% voting interest in Sprint. As a result of the Exchange, TCI holds shares of Sprint PCS Group Stock (as well as certain additional securities of Sprint exercisable for or convertible into such securities) representing approximately 24% of the equity value of Sprint attributable to its PCS Group and less than 1% of the voting interest in Sprint. TCI accounted for its interest in the PCS Ventures using the equity method of accounting, however, as a result of the Exchange and TCI's less than 1% voting interest in Sprint, TCI no longer exercises significant influence with respect to its investment in the PCS Ventures. Accordingly, TCI will account for its investment in the Sprint PCS Group Stock as an available-for-sale security.


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

(2) On March 4, 1998 (the "Closing Date"), subsidiaries of TCI transferred to CSC Parent Corporation, a Delaware corporation (to be known immediately after the closing as Cablevision Systems Corporation) ("New CSC"), cable television systems owned and operated by TCI serving approximately 830,000 subscribers, as of January 31, 1998. The systems transferred were located in Union, Mercer, Monmouth, Somerest, Middlesex, Morris, Sussex, Bergen and Passaic counties in New Jersey and in Rockland, Suffolk and Westchester counties in New York (the "NJ/NY Systems"). In addition to its ownership interest in the NJ/NY Systems, New CSC will hold all of the common stock of the former Cablevision Systems Corporation (to be known immediately after the closing as CSC Holdings, Inc.). The NJ/NY Systems were transferred either directly by the transfer of the assets of such cable systems or indirectly by the transfer of partnership interests or capital stock in the entities owning such cable systems, in exchange for approximately 48.9 million shares of Class A common stock, par value $0.01 per share, of New CSC representing an approximate 33% common equity ownership interest in New CSC and assumption by New CSC of certain liabilities, including approximately $669 million in debt, relating to the cable television systems transferred by TCI to New CSC. Such exchange was made pursuant to the terms of the Contribution and Merger Agreement dated as of June 6, 1997, as amended and restated by the Amended and Restated Contribution and Merger Agreement dated as of June 6, 1997, by and among TCI Communications, Inc., a subsidiary of TCI, New CSC, and certain affiliates of New CSC (the "Cablevision Transaction"). The amount of the consideration payable in the Cablevision Transaction was based on arm's-length negotiations between the parties.

(3) Represents the elimination of TCI's equity method investment in the PCS Ventures.

(4) Represents the receipt of 98,563,924 shares of Sprint PCS Group Stock and certain additional securities of Sprint valued at approximately $1,783 million. The value of the Sprint PCS Group Stock was based on a ten day average trading price.

(5) Represents the estimated gain and related deferred taxes from the Exchange. The estimated gain represents the excess of the fair value of Sprint PCS Group Stock and certain additional securities of Sprint received (approximately $1,783 million) over the net book value of TCI's equity method investment in the PCS Ventures, net of deferred taxes. The estimated gain from the Exchange has not been reflected in the statement of operations because of its non-recurring nature.

(6) Represents TCI's proportionate share of New CSC's pro forma losses for the applicable period, up to the Closing Date, including the amortization, over an estimated 10 year life, of the difference between the fair value of consideration received and TCI's proportionate share of New CSC's net deficiency.

(7) Represents the elimination of TCI's share of losses for the PCS Ventures for the applicable period.

(8) Represents the estimated tax effect of the pro forma adjustments, assuming an effective tax rate of 39%.


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

(9) Represents pro forma basic earnings (loss) per share assuming 521 million and 632 million weighted average shares of TCI Group common stock were outstanding during the nine months ended September 30, 1998 and the year ended December 31, 1997, respectively, and pro forma diluted earnings (loss) per share assuming 600 million and 632 million diluted weighted average common shares were outstanding during the nine months ended September 30, 1998 and the year ended December 31, 1997, respectively. Such amounts represent the weighted average shares disclosed in TCI Group's historical financial statements. For purposes of calculating diluted earnings per share for the nine months ended September 30, 1998, net earnings for TCI Group common stockholders includes the addition of $2 million for accrued interest assuming the conversion of dilutive TCI Group convertible securities as of the beginning of the period.

(10) Represents pro forma basic earnings (loss) per share assuming 422 million and 410 million weighted average shares of TCI Ventures Group common stock were outstanding during the nine months ended September 30, 1998 and the period from the date of the TCI Ventures Exchange (note 11) to December 31, 1997, respectively, and pro forma diluted earnings (loss) per share assuming 451 million and 410 million diluted weighted average common shares were outstanding during the nine months ended September 30, 1998 and the period from the date of the TCI Ventures Exchange to December 31, 1997, respectively. Such amounts represent the weighted average shares disclosed in TCI Ventures Group's historical financial statements. The basic and diluted loss attributable to TCI Ventures Group common shareholders per common share for the year ended December 31, 1997 was computed by dividing the $113 million net loss attributable to TCI Ventures Group common stockholders by the weighted average number of common shares outstanding of TCI Ventures Group common stock for the period from the date of the TCI Ventures Group Exchange to December 31, 1997 (410 million).

(11) On September 10, 1997, 188,661,300 shares of Tele-Communications, Inc. TCI Group Series A Common Stock and 16,266,400 shares of Tele-Communications, Inc. TCI Group Series B Common Stock were exchanged for 377,322,600 shares of Tele-Communications, Inc. TCI Ventures Group Series A Common Stock and 32,532,800 shares of Tele-Communications, Inc. TCI Ventures Group Series B Common Stock (the "TCI Ventures Exchange"). Earnings (loss) of TCI Ventures Group prior to the TCI Ventures Exchange have been attributed to TCI Group's common stockholders, accordingly, TCI's share of losses for the PCS Ventures prior to the TCI Ventures Exchange have been attributed to TCI Group's common stockholders.


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